UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2014

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07           Submission of Matters to a Vote of Security Holders

On May 6, 2014, ACNB Corporation (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 5,991,311 shares of the Company’s common stock were entitled to vote as of March 7, 2014, the record date for the Annual Meeting. There were 4,530,162 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on seven (7) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at thirteen (13). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,373,778	100,928	33,932	21,524

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at five (5). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,363,386	94,787	50,465	21,524

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,363,959	94,584	50,095	21,524

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,356,954	101,802	49,882	21,524

Proposal No. 5 — To Elect Class 3 Directors

The shareholders voted to elect four (4) Class 3 Directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Frank Elsner, III	2,929,297	135,924	1,464,941
Scott L. Kelley	2,957,943	107,278	1,464,941
Daniel W. Potts	2,978,248	86,973	1,464,941
Thomas A. Ritter	2,975,740	89,481	1,464,941

Proposal No. 6 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

2,710,953	239,669	114,599	1,464,941

Proposal No. 7 — To Ratify the Selection of the Independent Auditors for the Fiscal Year Ending December 31, 2014

The shareholders voted to ratify the selection of BDO USA, LLP as ACNB Corporation’s independent auditors for the fiscal year ending December 31, 2014. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,419,006	66,613	44,543	-0-

ITEM 7.01           Regulation FD Disclosure

On May 6, 2014, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, gave a presentation at the 2014 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 8, 2014	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 8, 2014.